Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	940 Southwood, Suite 200
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
Mark R. Ludviksen
940 Southwood, Suite 200
Incline Village, NV 89451

5. Registrant's telephone number:  775.832.6250

6. Date of fiscal year end:  December 31

7. Date of reporting period:  June 30, 2003


Item 1:	Report to Stockholders
Registrant has attached a copy of the Semi-Annual Report that was transmitted to stockholders pursuant to the requirement of Rule 30e-1 under the Investment Company Act of 1940, as amended
(the "Act").

Item 2:	Code of Ethics
This information is only required in an annual report and is therefore not applicable with regard to this Form N-CSR.

Item 3:  Audit Committee Financial Expert
This information is only required in an annual report and is therefore not applicable with regard to this Form N-CSR.

Item 4:  Principal Accountant Fees and Services
This information is only required in an annual report and is therefore not applicable with regard to this Form N-CSR.

Item 5:  Audit Committee of Listed Registrants
This item only applies to registrants that is a listed issuer as defined in Rule 10A-3 under the Exchange Act
(17 CFR 240.10A-3) and is therefore not applicable.

Item 6: [Reserved]. No information is currently required with regard to this item.


Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
A copy of Registrant's Proxy Voting Policies and
Procedures is attached.

Item 8: [Reserved]. No information is currently required with regard to this item.

Item 9:  Controls and Procedures
As of the date of this filing this item is not applicable to Registrant.

Item 10:  Certifications
The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.